UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 2005
                              --------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    333-45241                22-3542636
           --------                    ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This Amendment No. 3 to the Form 8K amends the Form 8K, dated March 30, 2005 and filed with the Securities and Exchange Commission (the "Commission") on April 5, 2005 (the "Original Filing"), as amended by Amendment No. 1 to the Form 8K, dated March 30, 2005 and filed with the Commission on May 10, 2005, as amended by Amendment No. 2 to the Form 8K, dated March 30, 2005, as amended by Amendment No. 3 on July 20, 2005 and filed with the Commission on July 20, 2005 for the purpose of further amending Exhibit 10.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

         On March 30, 2005, Elite Pharmaceuticals, Inc., a Delaware corporation (the "REGISTRANT") wholly owned subsidiary entered into an agreement with a privately held specialty dermatological marketing company and a privately held boutique formulation development company for the development and marketing of a generic controlled release drug delivery system; the drug to be produced will be a broad spectrum antibiotic used against a wide variety of bacterial infections. The agreement provides for the development and manufacture of the drug by the Registrant and its sale to the marketing company for distribution, and the formulation development company to be responsible for the requisite submissions, if any to the FDA. The Registrant is to share in profits, if any, from sales of the drug. Prior to obtaining an ANDA, the agreement may be terminated by the marketing company at any time upon 30 days notice.

         The drug is a generic equivalent to a branded drug, which the Registrant believes has addressable market revenues of approximately $80 million per year.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         c)   Exhibits

              10.1     Product   Development,   Manufacturing  and  Distribution
                       Agreement, dated as of March 30, 2004*

              99.1.    Copy of Press Release, dated April 5, 2005



* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: September 27, 2005

                                              ELITE PHARMACEUTICALS, INC.


                                              By: /s/ Bernard Berk
                                                  ------------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer